POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, John R. Elder, David G. Danielson, James S. Lelko, Jr. and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by BT Pyramid Mutual Funds or BT Global Investors (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1995, in New York, New York.


                                           /S/ HARRY VAN BENSCHOTEN
                                           -------------------------------
                                           Harry Van Benschoten

BT0480

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, John R. Elder, David G. Danielson, James S. Lelko, Jr. and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by BT Pyramid Mutual Funds or BT Global Investors (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1995, in New York, New York.


                                              /S/ MARTIN J. GRUBER
                                              -------------------------------
                                              Martin J. Gruber

BT0480

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, John R. Elder, David G. Danielson, James S. Lelko, Jr. and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds or BT Global Investors (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1995, in New York, New York.


                                             /S/ CHARLES P. BIGGAR
                                             -------------------------------
                                             Charles P. Biggar

BT0480

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, John R. Elder, David G. Danielson, James S. Lelko, Jr. and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by BT Investment Funds, BT Institutional Funds, BT Pyramid Mutual Funds or BT Global Investors (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1995, in New York, New York.


                                           /S/ S. LELAND DILL
                                           -------------------------------
                                           S. Leland Dill

BT0480

                                POWER OF ATTORNEY


         The undersigned hereby constitutes and appoints Philip W. Coolidge, Thomas M. Lenz, Molly S. Mugler, Linda T. Gibson, Andres E. Saldana, John R. Elder, David G. Danielson, James S. Lelko, Jr. and Daniel E. Shea, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by BT Institutional Funds or BT Global Investors (each a "Trust"), or the Registration Statement(s), and any and all amendments thereto, filed by any other investor in any registered investment company in which any of the Trusts invest, with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable each Trust to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of November, 1995, in New York, New York.


                                       /S/ RICHARD J. HERRING
                                       -------------------------------
                                       Richard J. Herring

BT0480